New York Financial Community Meeting December 1, 2006

Regarding Forward-Looking Statements Certain statements contained in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can also be identified by the use of forward-looking terminology such as "may," "intend," "expect," or "continue" or comparable terminology and are made based upon management's expectations and beliefs concerning future developments and their potential effect upon New Jersey Resources (NJR or the Company). There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on the Company will be those anticipated by management. The Company cautions persons reading or hearing this presentation that the assumptions that form the basis for forward-looking statements regarding customer growth, customer usage, financial condition, results of operations, cash flows, capital requirements, market risk and other matters for fiscal 2006 and thereafter include many factors that are beyond the Company's ability to control or estimate precisely, such as estimates of future market conditions, the behavior of other market participants and changes in the debt and equity capital markets. The factors that could cause actual results to differ materially from NJR's expectations include, but are not limited to, such things as weather, economic conditions and demographic changes in the New Jersey Natural Gas (NJNG) service territory, rate of NJNG customer growth, volatility of natural gas commodity prices, its impact on customer usage and NJR Energy Service's (NJRES) operations, the impact on the Company's risk management efforts, including commercial and wholesale credit risks, changes in rating agency requirements and/or credit ratings and their effect on availability and cost of capital to the Company, the impact of regulation (including the regulation of rates), fluctuations in energy-related commodity prices, conversion activity, other marketing efforts, actual energy usage patterns of NJNG's customers, the pace of deregulation of retail gas markets, access to adequate supplies of natural gas, the regulatory and pricing policies of federal and state regulatory agencies, changes due to legislation at the federal and state level, the availability of an adequate number of appropriate counterparties, sufficient liquidity in the energy trading market and continued access to the capital markets, the disallowance of recovery of environmental-related expenditures and other regulatory changes, environmental and other litigation, the effects and impacts of inflation on NJR and its subsidiaries operations, change in accounting pronouncements issued by the appropriate standard setting bodies, terrorist attacks or threatened attacks on energy facilities or unrelated energy companies and other uncertainties. While the Company periodically reassesses material trends and uncertainties affecting the Company's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports, the Company does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Consistent Performance New Jersey Resources is a company with ... 15 consecutive years of growth; an industry record A 5-year average annual return of 13.6 percent An above average dividend growth rate of 5.6 percent A strong financial profile (S+P: A+, Moody's: Aa3) A market capitalization of $1.4 billion NJNG 1603.2 NJRES 714.8 Retail and Other 82.6 NJNG 88 NJRES 53.7 Retail and Other 4.7 NJNG 0.6 NJRES 0.36 Retail and Other 0.04 September 30, 2006

Our Service Area Largest independent LDC in New Jersey Growing customer base Primarily residential and small commercial Consistent growth forecast NYC Phila. Atlantic City Excellent service area demographics

Strong Customer Growth 1999 397 2000 410 2001 423 2002 434 2003 444 2004 455 2005 462 2006 472 Customer growth remains important for future performance New Conversions 6704 3455

Preliminary 30899 Final 19736 Conceptual 3724 Pending 479 Pending Final Conceptual Non Heat 9751 On Main 39880 Off main 81334 New Customers = 54,838 Non-heat customers Non-gas off main Non-gas on/near main Conversions = 130,965 Future Growth Potential Sources: Local Planning Boards and NJNG Harte Hanks & A.D. Little Studies Healthy "inventory" for continued customer growth

Incentive Programs Programs in place through October 2007 Customer bills reduced by about $301 million, or 4 percent, annually since program inception 2001 2002 2003 2004 2005 2006 Customer Savings 25 24 19 28 31 36 Shareowner Margin 5 5 5 6 6 7 $29 $30 $24 $34 $37 $43

Fiscal 2006 Firm Sales In total, firm sales were down 12.9 percent A little over one-half was attributed to weather Covered by WNC $10.3 million to be collected from customers Filed with BPU to collect in fiscal 2007 Balance is not covered by WNC Lower usage due to higher prices Total Usage Temperature East 0.129 0.056 0.073

Conservation Incentive Program Approved by the BPU on October 12, 2006 Stabilizes NJNG gross margin from Declining usage Weather 3-year pilot - effective October 1, 2006 NJNG protected for all variations in customer usage New customer programs being launched Promotes conservation and efficiency for customers and state policy while protecting the Company's financial profile

Conservation Incentive Program Actual customer usage compared to a benchmark Based on 4-year average If average use per customer for a group is: Greater than the benchmark, NJNG returns margin Less than the benchmark, NJNG can collect margin in subsequent year Subject to certain tests Group Annual Therms per Customer Residential Non-Heat 225.1 Residential Heat 1,113.0 Commercial 5,292.8 Basic Mechanics

Conservation Incentive Program Allows NJNG to collect the CIP non-weather usage provided BGSS savings are achieved from portfolio restructuring These savings are built into the BGSS price Stipulation recognized an initial level of savings of $10.6 million for each year of the pilot This amount has been realized Capacity released from NJNG to NJR Energy Services BPU approved this transaction The BGSS Test

Conservation Incentive Program NJNG must make two filings on June 1st Support for CIP calculation and propose new programs Annual BGSS filing/ proof of CIP-related BGSS savings Any price changes need BPU approval Anticipate October 1, 2007 to be the first implementation date for price changes CIP charge/credit would be included in the Delivery price Offsetting BGSS savings are in BGSS price Short-term Actions

Conservation Incentive Program NJNG has also agreed to undertake a comprehensive evaluation of the effectiveness of the initial two years of the pilot program Evaluation to begin no later than November 1, 2008 Includes an assessment performed by an independent third-party By April 1, 2009, NJNG will file a proposal with the BPU concerning the future of the pilot If the BPU does not issue an order by October 1, 2010, the pilot program will terminate: The WNC will be reinstated Any CIP charges or credits associated with the final year of the program will be applied to customer bills in the subsequent year Long-term Actions

Key Wholesale Energy Services Drivers People working with physical assets Leveraging volatility Managing risk Access to capital Customer relationships

NJRES Net Income 2001 2002 2003 2004 2005 2006 Net Income 4.1 6.4 11.4 13.6 16.5 28.1 Wholesale energy services are expected to contribute 25-30 percent of total earnings

NJRES Asset Base NJRES Asset Base

Storage Capacity Storage transactions inject natural gas which is immediately hedged for future sale Capacity is leased for various periods of time Provides opportunity to capture time spreads Having storage allows the time spreads to be reset an infinite amount of times

1. Buy May spot $6.22 1. Sell March $7.82 2. Sell spot from storage $15.22 2. Buy March $13.60 2. Buy March $13.60

Pipeline Transportation Pipeline transportation allows for natural gas to be purchased in one location and sold in another Transportation is leased for various periods of time Provides opportunity to capture locational spreads Having transportation allows the locational spreads to be leveraged each day

Examples of Options from Transportation $7.00 $.75 $7.75 $7.80 $.05 Supply Transportation Delivered Market Margin Area>--------?Costs->-------?Costs Price $6.90 ----- ------ $7.63 $.07 $9.00 ----- ------ $9.50 $.30 $9.00 ----- ------ $9.50 $.30

Asset Management Being paid to manage others' assets Fixed fee Incentive/option payments Customers are generators, storage facilities and utilities We offer portfolio assessment & management, back office support and gas management systems

New Customer 22.1 System Integrity 20.3 Technology & Other 2.3 Cost of Removal 6.8 MGP, net 11.1 Pipeline Intregrity 7.6 Capital Expenditures Customer Growth 22.9 System Integrity 27.4 Technology & Other 4.3 Cost of Removal 5.8 MGP, net 20.4 Pipeline Integrity 10.2 2007 Estimate: $91 million 2006 Actual: $70.2 million September 30, 2006

Capital Structure Common Equity 621662 ST Debt 284439 LT Debt 332332 Common Equity 464742 ST Debt 155239 LT Debt 307332 September 30, 2006

1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 1.28 1.37 1.48 1.56 1.67 1.81 1.97 2.12 2.41 2.6 2.7 2.82 Consistent Earnings Growth NJR estimates earnings of $2.85 to $2.95 per basic share in fiscal 2007 * Net of certain items * September 30

1995 1996 1997 1998 1999 2000 East 1.52 1.56 1.6 1.64 1.68 1.72 2001 2002 2003 2004 2005 2006 2007 1.17 1.2 1.24 1.3 1.36 1.44 1.52 * Effective January 2, 2007 * Dividends per Share Payout Ratio Dividend Growth and Payout Ratio 2001 2002 2003 2004 2005 2006 0.59 0.57 0.51 0.5 0.49 0.51 1-year dividend growth rate of 5.6 percent

Share Repurchase Program Shares Authorized (millions): 3.5 Shares Repurchased (millions): 3.2 Split-adjusted average cost: $33.44 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 East 33 241 249 320 378 126 185 47 31 547 906 September 30, 2006 Plan expanded to 3.5 million shares in January 2006

Growing natural gas distribution business Disciplined wholesale energy services strategy Strong regulatory relations Excellent financial profile Consistent financial performance NJR: Quality Performance September 30, 2006 NJR Peer Group S&P 500 5 Years 0.136 0.113 0.066

Appendix A: Gross Margin Gross margin is a non-GAAP measure. NJNG's gross margin is defined as gas revenues less gas purchases, sales tax and a Transitional Energy Facilities Assessment (TEFA), which is included in Energy and other taxes on the Consolidated Statements of Income. Management believes that gross margin provides a more meaningful basis for evaluating utility operations than does revenues since natural gas costs, sales tax and TEFA are passed through to customers and, therefore, have no effect on gross margin. NJRES' gross margin is defined as natural gas revenues and management fees less natural gas costs. For reconciliation to our revenue, see our periodic SEC filings available on our Web site at njliving.com

Appendix B: Our Leadership Team Laurence M. Downes Chairman & Chief Executive Officer New Jersey Resources Mr. Downes is Chairman of the Board and Chief Executive Officer of New Jersey Resources (NJR) and its principal subsidiary, New Jersey Natural Gas (NJNG). Mr. Downes joined NJR in March 1985 and was appointed Senior Vice President and Chief Financial Officer in January 1990. In March 1995, he was elected President and Chief Executive Officer of NJNG and a member of NJR's Board of Directors. In July 1995, he was named President and CEO of NJR. In September 1996, he was named Chairman of NJR's Board of Directors. Mr. Downes received a bachelor's degree in business administration in June 1979 from Iona College and a master's degree in business administration from Iona in June 1981. He is the immediate past Chairman of the American Gas Association and the Natural Gas Council, and is a Trustee of the American Gas Foundation. He is Chairman of the Finance Council of the Diocese of Trenton, and currently serves as a member of the New Jersey School Construction Corporation. Mr. Downes was recently nominated to the New Jersey Commission on Higher Education by Governor Jon S. Corzine. Kathleen T. Ellis Senior Vice President - Corporate Affairs New Jersey Resources Ms. Ellis joined New Jersey Resources (NJR) in December 2004 and is responsible for corporate communications, government relations, regulatory, environmental affairs and customer and community relations. Before joining NJR, Ms. Ellis was Director of Communications for Governor James E. McGreevey. She also has served as Director of Communications for Newark, N.J.-based Public Service Electric and Gas, one of the largest combined electric and gas companies in the United States. Ms. Ellis received a bachelor's degree in economics from the State University of New York at Binghamton. She serves as a member of the New Jersey State Board of Social Work Examiners and is on the Board of Directors for Friends of the Belmar Harbor. She is a past member of the Board of Directors for the Women's Crisis Services of Hunterdon County and the Community Health Law Project.

Appendix B: Our Leadership Team Glenn C. Lockwood Senior Vice President & Chief Financial Officer New Jersey Resources Mr. Lockwood joined New Jersey Resources (NJR) in May 1988 and is responsible for the company's overall financial management. Areas that report to him include: financial, tax, treasury, corporate development, investor relations and shareholder services. He also serves as Chief Financial Officer of NJR Capital, the subsidiary responsible for real estate holdings and energy-related investments. Additionally, Mr. Lockwood has overall executive responsibility for NJR Home Services (NJRHS), the unregulated subsidiary of NJR that provides home appliance service, sales and installations. Before being promoted to CFO, he held the positions of Vice President, Controller and Chief Accounting Officer at NJR. Mr. Lockwood worked for Deloitte & Touche, LLP, before joining NJR. He received his bachelor's degree in accounting from St. Peters College in 1983. He is a Certified Public Accountant and is a member of both the New Jersey Society of Certified Public Accountants and the American Institute of Certified Public Accountants. Mariellen Dugan Vice President and General Counsel New Jersey Resources Ms. Dugan joined New Jersey Resources (NJR) in December 2005. In addition to legal matters, her responsibilities include corporate governance, compliance, insurance and rights of way and claims. Prior to joining NJR, Ms. Dugan served prominent roles in the New Jersey Office of the Attorney General, first as Chief of Staff and then as First Assistant Attorney General. A veteran litigator, she was an Assistant United States Attorney for the District of New Jersey and was of counsel to the law firm of Marino & Associates in Newark, New Jersey. Ms. Dugan has also taught as an adjunct professor at Seton Hall Law School. Ms. Dugan attended Montclair State College, where she received her undergraduate degree and graduated summa cum laude. Thereafter, she went on to attend Seton Hall Law School where she received her juris doctor degree and graduated magna cum laude in 1991.

Appendix B: Our Leadership Team Rhonda M. Figueroa Corporate Secretary New Jersey Resources Ms. Figueroa joined New Jersey Resources (NJR) in 1981. Her responsibilities include serving as the secretary to the Board of Directors of NJR and its subsidiaries as well as various internal committees. She also serves as the company's registered agent and keeper of records. She graduated with a bachelor's degree in business from the Richard Stockton College of New Jersey and a master's degree in business administration from Monmouth University. Ms. Figueroa is a member of the Society of Corporate Secretaries and Governance Professionals.

Appendix B: Our Leadership Team Thomas J. Massaro Vice President - Corporate Strategy & Treasurer NJR Service Mr. Massaro is responsible for the company's strategic planning process, quality initiative and coordination of the Commitment to Stakeholders. He joined New Jersey Natural Gas in June 1989 as a Management Engineer and has held several positions in marketing, operations and customer service. Prior to assuming his current position in 2005, he had been President of NJR Home Services (NJRHS), the unregulated subsidiary of New Jersey Resources that provides home appliance service, sales and installations. He also served as Director of Operations at NJRHS. A member of Quality New Jersey, Mr. Massaro attended Drexel University, receiving a bachelor of science degree in mechanical engineering in June 1989. George C. Smith Jr. Vice President - Internal Audit NJR Service Mr. Smith joined New Jersey Resources (NJR) in 1984 as an Associate Auditor. In his prior role as Director of Internal Audit, he systematically redefined the internal audit function at NJR. Mr. Smith has a bachelor's degree in accounting from Monmouth University. Certified as an internal auditor and fraud examiner, Mr. Smith is a member of the Association of Certified Fraud Examiners and the Institute of Internal Auditors.

Appendix B: Our Leadership Team Deborah G. Zilai Vice President - Corporate Services NJR Service Mrs. Zilai is the vice president of corporate services for New Jersey Resources. She joined New Jersey Resources in June 1996. Her current responsibilities include technology, human resources and supply chain management. Her education and training include earning a bachelor's degree in mathematics from Cedar Crest College and completing over 2,000 hours of business and technical training at IBM. Mrs. Zilai serves on the Leadership, Human Resources Policy and Technology Advisory Councils for the American Gas Association, and is on the Computer Science Advisory Board at Brookdale Community College. She is a trustee of the New Jersey Network Foundation and a member of the Board of Directors of Family and Children's Services, where she serves on the Personnel Committee. She also volunteers her time on the Publicity Committee of Coastal Habitat for Humanity. Kathleen F. Kerr Vice President - Marketing and Customer Services New Jersey Natural Gas Mrs. Kerr joined New Jersey Natural Gas (NJNG) in January 2005. She is responsible for marketing and customer services. Before joining NJNG, Mrs. Kerr was Director of Customer Service for N.J.-based Public Service Electric and Gas (PSE&G), one of the largest combined gas companies in the United States. During her 19 years at PSE&G, she held various positions in customer services and other areas of the utility. Mrs. Kerr holds a bachelor's degree in business administration from Villanova University and attended the Harvard Business School Program for Management Development. She serves on the Board of Directors of the Regional Planning Partnership.

Appendix B: Our Leadership Team Craig Lynch Vice President - Energy Delivery New Jersey Natural Gas Mr. Lynch joined New Jersey Natural Gas (NJNG) in 1984 and is responsible for the maintenance and expansion of NJNG's distribution system, engineering, transmission system maintenance, regular design and maintenance, the operation of two liquefied natural gas facilities and the storeroom, meter shop and transportation pool. He earned a bachelor's degree in chemical engineering from West Virginia University. Mr. Lynch currently serves on the Operating Section Managing Committee and the Integrity Management Steering Group for the American Gas Association. He is also a member of the American Institute of Chemical Engineers. Mark R. Sperduto Vice President - Regulatory Affairs New Jersey Natural Gas Mr. Sperduto joined New Jersey Natural Gas (NJNG) in March 2005 and is responsible for regulatory affairs and supports initiatives on key issues such as price stability, customer choice and improved service. Prior to joining NJNG, Mr. Sperduto was Director - Corporate Issues for Newark, N.J.-based Public Service Electric and Gas, one of the largest combined electric and gas companies in the United States. He holds a bachelor's degree in business administration from Seton Hall University and an MBA from Rutgers University.

Appendix B: Our Leadership Team Joseph P. Shields Senior Vice President - Energy Services New Jersey Natural Gas NJR Energy Services Mr. Shields joined New Jersey Natural Gas (NJNG) in 1983. As head of the energy services business unit, he is responsible for natural gas supply acquisitions, negotiating transportation agreements and monitoring natural gas control activities as well as regulated wholesale marketing activity for NJNG. Mr. Shields holds a bachelor's degree in business administration from Stockton State College. Richard R. Gardner Vice President NJR Energy Services Mr. Gardner joined New Jersey Resources (NJR) in 1983. His responsibilities at NJR Energy Services (NJRES) include business development, strategy, planning, external communication, overseeing credit and contracts, volume accounting and software enhancements. Throughout his more than 20 years at NJR, he has held various positions in information technology and gas supply before he transferred to NJRES in 2001. Mr. Gardner graduated from Bates College in 1981 with a bachelor's degree in political science. Upon graduation, he continued his education in the information systems area.

Appendix B: Our Leadership Team Ginger P. Richman Vice President NJR Energy Services Ms. Richman joined NJR Energy Services (NJRES) in 2003. She is responsible for maintaining optimum performance of all portfolios that are managed by NJRES, overseeing the Transportation and Exchange group, business development, strategy and expanding the company's presence in new market areas. Prior to joining NJRES, she served as vice president - transportation at El Paso Corporation in Houston. Her career at El Paso included a broad spectrum of responsibilities including valuation and analysis, and the creation and oversight of a mid-marketing group. Ms. Richman received a BBA finance degree from University of Houston - Downtown. Stephen D. Westhoven Vice President NJR Energy Services Mr. Westhoven joined New Jersey Natural Gas in November 1990, working in the engineering and gas supply departments, before his promotion to Director of Energy Trading at NJR Energy Services (NJRES). He is currently responsible for the procurement and maximization of NJRES' capacity and gas sales. Mr. Westhoven earned a bachelor of science degree in mechanical engineering from Catholic University.